UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 14, 2017

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 14, 2017, Caesars Entertainment Corporation (“CEC”) issued a press release announcing that the New Jersey Casino Control Commission has granted the necessary regulatory approvals required for the merger (the “Merger”) with Caesars Acquisition Company (“CAC”) and the reorganization of Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this report by reference.

Important Additional Information

Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 9, 2016, between CEC and CAC, as subsequently amended on February 20, 2017 (as amended, the “Merger Agreement”), among other things, CAC will merge with and into CEC, with CEC as the surviving company. In connection with the Merger, CEC and CAC filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. The registration statement was declared effective on June 23, 2017. A definitive joint proxy statement/prospectus was mailed to stockholders of CEC and CAC on or about June 23, 2017. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of such joint proxy statement/prospectus, as well as other filings containing information about CEC and CAC, at the SEC’s website (www.sec.gov), from CEC Investor Relations (investor.caesars.com) or from CAC Investor Relations (investor.caesarsacquisitioncompany.com).

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

CEC, CAC and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from CEC and CAC stockholders in favor of the business combination transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the CEC and CAC stockholders in connection with the proposed business combination transaction is set forth in the definitive joint proxy statement/prospectus filed with the SEC on June 23, 2017 and Amendment No. 1 to the Annual Report on Form 10-K for CAC’s fiscal year ended December 31, 2016, filed on March 31, 2017, respectively. You can obtain free copies of these documents from CEC and CAC in the manner set forth above.

Forward-Looking Statements

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995 regarding the completion of the Merger and the restructuring of CEOC.

These forward-looking statements, including, without limitation, those relating to the Merger or the transactions contemplated by the Third Amended Joint Plan of Reorganization (the “Plan”) of CEOC, CEOC’s emergence and expected timing thereof, future actions that may be taken by CEC and others with respect thereto, the completion of the Merger and the financial position and actions of CEC post-emergence, wherever they occur in this filing, are based on CEC management’s current expectations and projections about future events and are necessarily estimates reflecting the best judgment of management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of CEC may differ materially from that expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors, as well as other factors described from time to time in our reports filed with the SEC: the Merger Agreement may not be approved by the CEC and CAC stockholders at the respective special meetings or the failure to satisfy any of the other closing conditions of the Merger Agreement; the Merger may not be consummated or one or more events, changes or other circumstances that could occur that could give rise to the termination of the Merger Agreement; CEC’s and CEOC’s ability (or inability) to meet any milestones or other conditions set forth in their restructuring support agreements; CEC’s and CEOC’s ability (or inability) to satisfy the conditions to the effectiveness of the Plan; CEC’s ability (or inability) to secure additional liquidity to meet its ongoing obligations and its commitments to support the restructuring of CEOC as necessary; and CEC’s financial obligations exceeding or becoming due earlier than what is currently forecast and other risks associated with the restructuring of CEOC and related litigation.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. CEC undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: July 14, 2017	By:	/S/ SCOTT E. WIEGAND
		Name:	Scott E. Wiegand
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release.